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                                FIRST EAGLE FUNDS

                             First Eagle Global Fund
                            First Eagle Overseas Fund
                           First Eagle U.S. Value Fund
                              First Eagle Gold Fund
                           First Eagle Fund of America

                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED JANUARY 4, 2006
                        TO PROSPECTUS DATED MARCH 1, 2005


This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2005. Please review these matters carefully.

The fourth paragraph of the section of the Prospectus titled Distribution and Shareholder Services Expenses (which is the second full paragraph beginning on page 28) has been replaced and will now read as follows:

                                 Revenue Sharing

         The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make cash payments - sometimes referred to as "revenue sharing" - to broker dealers or financial intermediaries for various reasons. These payments may support the delivery of services to the Funds or to shareholders in the Funds, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Funds and/or to promote retention of customer assets in the Funds. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Funds, including, without limitation, advertising, access on the part of the Distributor's personnel to sales meetings, sales representatives and/or management representatives of the broker dealer or other financial intermediary, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker dealer personnel about the Funds and shareholder financial planning assistance.

         Revenue sharing payments may include any portion of the sub-transfer agency fees described in the preceding section of the Prospectus that exceed the costs of similar services provided by the Funds' transfer agent, DST Systems, Inc. They also may include any other payment requirement of a broker dealer or another third-party intermediary, including certain agreed upon "finder's fees" as


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         described in greater detail on page 34. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Prospectus. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a fixed dollar amount; or (iv) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

         The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund's investment adviser, as well as for costs of organizing and holding such meetings. The Funds and/or such related parties to the Funds also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules.

         A shareholder or prospective investor should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Funds' Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Funds.

The sections of the Prospectus titled Short-Term Trading of Fund Shares and Redemption Fee (on pages 44 to 45) have been replaced and will now read as follows:

                        Short-Term Trading of Fund Shares

         The Funds are not intended, and will not knowingly permit their use, as vehicles for frequent traders. Frequent trading (including exchanges) of Fund shares - which is sometimes referred to as "market timing" - may increase Fund transaction and administration costs and otherwise negatively impact a Fund's investment program, possibly diluting a Fund's value to its longer-term investors. This is because, among other reasons, as short-term trading monies move in and out of a Fund they may prompt otherwise unnecessary purchases and sales of portfolio securities (with attendant brokerage costs), affect the level of cash held by a Fund over time, affect tax gains and losses realized by a Fund or simply


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         distract a Fund's portfolio manager from his or her longer-term investment program for the Fund.

         The Global Fund and Overseas Fund may be particularly susceptible to these risks because of their significant investments in foreign securities. Similarly, the Gold Fund may be susceptible to short-term trading because of the nature of its portfolio holdings. Foreign securities and any relatively illiquid or volatile securities typically are considered those most likely to be subject to inappropriate short-term trading strategies.

         The redemption fee policies described below are one means applied by the Funds to deter undesirable short-term trading. Pursuant to procedures approved by the Board of Trustees, the Funds also routinely review shareholder trades to seek to identify and deter inappropriate trading. Specifically, the Funds seek to identify the types of transactions that may be harmful to a Fund on either an individual basis or as part of a pattern. In limited circumstances, and on occasion even for a trade or exchange for which no redemption fee is assessed, a single trade or exchange may be determined to be inappropriate and subject to these procedures. When inappropriate trading is identified, the Funds will suspend trading (including exchange) privileges in, or close, the relevant account. In the discretion of the Funds, such a suspension or account closure may be temporary or permanent and may or may not be subject to appeal.

         Persons also may be deemed to be potential short-term traders, and may be subjected to trading suspensions or account closures without advance notice, based on information developed or otherwise available to the Funds that is unrelated to the specific trades in a person's account. This may be the case, for example, if identifying information links an account to an account previously suspended or closed for inappropriate trading or if short-term trading concerns about a particular account are reported to the Funds by a reliable third party.

         Prospective investors should understand that the Funds cannot guarantee that every instance of inappropriate trading will be identified or prevented. Nonetheless, the Funds' guiding principle in this area is that trading deemed not in the interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

         However, also as described below, the Funds in most cases depend on cooperation from intermediaries in reviewing certain accounts, which limits their ability to monitor and discourage such trading in those circumstances. This is principally because, while the Funds are committed to seeking the cooperation of intermediaries in this respect, the Funds frequently do not have access to individual account-level investment activity for investors investing through an intermediary. In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Funds. The Funds do not have any arrangements intended


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         to permit trading of their shares in contravention of the policies described in this section of the Prospectus. The Funds' policies in respect of short-term trading may be modified at any time.

                                 Redemption Fee

         If sold or exchanged within 90 days of the investment, shares of any share class of each Fund are assessed a "redemption fee" of 2% of gross redemption proceeds. The application of the fee is determined by reference to the "first-in-first-out" or FIFO calculation methodology, such that the date of redemption will be compared with the earliest purchase date of shares held in the account. Redemption fees may be collected by deduction from the redemption proceeds or, if assessed after a completed redemption transaction (and upon notice to the account holder), by deduction from any remaining account balance or by direct billing outside the account.

         The redemption fee may be waived (or reversed, as appropriate) for qualified retirement plans, systematic redemption programs, wrap programs and certain accounts investing through omnibus positions, although the Trust reserves the right to impose redemption fees on shares held by such shareholders. In any event, and as discussed above under "Short-Term Trading of Fund Shares," the Trust generally will be dependent on the relevant "intermediary" (for example, the wrap program sponsor or omnibus account holder) in monitoring trading frequency and therefore in applying the fee to these shareholders. The ability of a Fund to assess a redemption fee on the underlying shareholders of such an account, or otherwise monitor and discourage inappropriate short-term trading, may be further limited by systems limitations applicable to these types of accounts.

         Redemption fees are intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fees do not represent a deferred sales charge nor a commission paid to the Distributor. Any fees collected will be retained by the Funds for the benefit of the remaining shareholders.

         Reversals or waivers of the redemption fee may be granted from time to time on application to the Funds. Historically, and in limited circumstances, these types of exceptions have been granted in the event, for example, of transactions documented as inadvertent or prompted by bona-fide emergency situations. Redemption fee policies may be modified at any time.

                                     * * * *

The information in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2005. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus


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         entitled "Distribution and Shareholder Services Expenses", "Short-Term
         Trading of Fund Shares" and "Redemption Fee".





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